EXHIBIT 99.2
SNOKE DISTRIBUTION CANADA LTD.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 29, 2011 (DATE OF (INCORPORATION)
TO
MARCH 31, 2012

(Amounts expressed In Canadian Dollars)

SNOKE DISTRIBUTION CANADA LTD.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 29, 2011 (DATE OF INCORPORATION)
 TO
MARCH 31, 2012

(Amounts expressed In Canadian Dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Snoke Distribution Canada Ltd.

We have audited the accompanying consolidated balance sheets of Snoke Distribution Canada Ltd. as of March 31, 2012 and the related consolidated statements of operations, shareholders' deficiency, and cash flows for the period from November 29, 2011 (date of incorporation) to March 31, 2012. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as at March 31, 2012, and the results of its operations and its cash flows for the period from November 29, 2011 (date of incorporation) to March 31, 2012, in conformity with generally accepted accounting principles in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has not earned any revenue, has a negative working capital and an accumulated deficit of $87,478.  Until such time that the Company generates sales, it will continue to operate at a loss.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management’s plans in regard to these matters are also described in note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SNOKE DISTRIBUTION CANADA LTD.
Consolidated Balance Sheet as at March 31, 2012
(Amounts expressed in Canadian Dollars)

ASSETS
CURRENT
Cash	$78
PROPERTY AND EQUIPMENT (note 3)	1,008

TOTAL ASSETS	$1,086
LIABILITIES
CURRENT
Accounts payable and accrued
liabilities	$10,838
Loan from shareholder (note 8)	57,618
Loan payable (note 5)	20,008

TOTAL LIABILITIES	88,464
GOING CONCERN (note 1)
COMMITMENTS AND CONTINGENCES (note 4)
RELATED PARTY TRANSACTIONS
(note 7)
SUBSEQUENT EVENTS (note 13)
SHAREHOLDER'S DEFICIENCY
SHARE CAPITAL (note 6) *
Common shares, no par value, unlimited
shares authorized,
25,000,000 issued and outstanding	100
ACCUMULATED DEFICIT	(87,478)

TOTAL SHAREHOLDERS’ DEFICIENCY	(87,378)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIENCY	$1,086

* Reflects the August 24, 2012 twenty five thousand-for-one stock split (refer to note 13(i))

The accompanying notes are an integral part of these consolidated financial statements

APPROVED ON BEHALF OF THE BOARD

_______________________ Director

_______________________ Director

SNOKE DISTRIBUTION CANADA LTD.
Consolidated Statement of Operations and Comprehensive Loss
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
(Amounts expressed in Canadian Dollars)

REVENUE	$-

EXPENSES

Administrative	22,636
Marketing	55,852
Vehicle	7,981
Interest	807
Depreciation	202

NET LOSS AND COMPREHENSIVE LOSS	$(87,478)

Loss per weighted average number of shares outstanding during the period,
-Basic and fully diluted	$(0.003)

Weighted average number of shares outstanding during the period
-Basic and fully diluted*	25,000,000

* Reflects the August 24, 2012 twenty five thousand-for-one stock split (refer to note 13(i))

The accompanying notes are an integral part of these consolidated financial statements

SNOKE DISTRIBUTION CANADA LTD.
Consolidated Statement of Changes in Shareholder’s Deficiency
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
(Amounts expressed in Canadian Dollars)

	Share capital
	Number of			Accumulated
	Shares*	Amount		Deficit	Total
		$		$	$
Common shares issued for cash	25,000,000		100	-		100
Net loss for the period	-		-	(87,478)		(87,478)

Balance, March 31, 2012	25,000,000		$100	$(87,478)		$(87,378)

* Reflects the August 24, 2012 twenty five thousand-for-one stock split (refer to note 13(i))

The accompanying notes are an integral part of these consolidated financial statements

SNOKE DISTRIBUTION CANADA LTD.
Consolidated Statement of Cash Flows
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
(Amounts expressed in Canadian Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(87,478)
Adjustment for non-cash item:
Depreciation	202
Accrued interest on loans	807
Changes in non-cash working capital
Accounts payable and accrued liabilities	10,838

(75,631)

CASH FLOWS FROM INVESTING ACTIVITIES

Additions to property and equipment	(1,210)

CASH FLOWS FROM FINANCING ACTIVITIES

Loan from shareholder	56,819
Loan payable	20,000
Proceeds from issuance of shares	100

76,919

INCREASE IN CASH DURING THE PERIOD	78
Cash, beginning of period	-

CASH, END OF PERIOD	$78

Supplementary cash flow information:

Interest paid	$ nil
Income tax paid	$nil

The accompanying notes are an integral part of these consolidated financial

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
(Amounts expressed in Canadian Dollars)

1.	NATURE OF BUSINESS AND GOING CONCERN

Snoke Distribution Canada Ltd. (the “Company”) was incorporated under the laws of the Province of Ontario, Canada on November 29, 2011.  The registered office of the Company is located at 121 Lyndhurst Drive, Thornhill, Ontario, Canada L3T 6R6.  The consolidated financial statements include the accounts of the Company and those of its wholly owned subsidiary Snoke Distribution USA LLC, a company incorporated under the laws of the State of Florida on January 19, 2012. The Company has the exclusive distributorship of the Snoke electronic cigarettes and accessories in North America.

As of the date of these consolidated financial statements, the Company has not earned any revenue, has a negative working capital and an accumulated deficit of $87,478.  Until such time that the Company generates sales, it will continue to operate at a loss. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has been financed by its shareholders and third party lenders to meet its obligations.  The Company plans to begin selling in the near future and generate profits to mitigate the above negative indicators.
These consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assumes that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.  The Company’s future success is dependent upon its continued ability to raise sufficient capital either through equity financing or the sales of product, not only to finance its operating expenses, but to concentrate on its business activities.

Subsequent to March 31, 2012, the Company raised $10,000 through the issuance of 400,000 shares at $0.025 per share. In addition, the Company received $61,000 being subscription for common shares at $0.03 per share and the Company received $70,000 being subscription for common shares at $0.03 per share and issued 4,366,667 common shares at $0.03 per share for a total consideration of $131,000 (see note 13(iv)). On November 21, 2012,  the Company closed its reverse merger with Gilla Inc. (An SEC registered shell public Company) whereby all the 29,766,667 common shares issued and outstanding of the Company on the date of the merger were acquired by Gilla in exchange for 29,766,667 common shares of Gilla (see note 13(v)).  Although the Company was successful in raising funds, there is no assurance that capital will be available in future on acceptable terms, if at all, or that the Company will attain profitable levels of operation. While the company has been supported by its shareholders and securing financing in the past, there can be no assurance that it will be able to do so in future.  Accordingly, the consolidated financial statements do not give effect to adjustments, if any that would be necessary should the company be unable to continue as a going concern and, therefore, be required to realize its assets and liquidate its liabilities in other than the normal course of business and at amounts that may differ from those shown in the financial statements.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)    Basis of Preparation

The Company's consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(b)   Basis of Consolidation

These consolidated financial statements include the financial statements of the Company and its wholly-owned subsidiary Snoke Distribution USA LLC.  All inter-company accounts and transactions are eliminated in preparing the consolidated financial statements.

(c)  Income Taxes

Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

(d)   Foreign Currency Translation

The Company maintains its books and records in Canadian Dollars, the reporting currency. The Company’s subsidiary in the USA maintains their books in U.S. Dollars (the functional currency). The subsidiary’s financial statements are converted to Canadian Dollars for consolidation purposes. The translation method used is the current rate method. Under the current rate method all assets and liabilities are translated at the current rate, stockholders’ equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the reporting period. Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in Accumulated Other Comprehensive Income (Loss). In the absence of any transactions and balances in books of the subsidiary for the period ended March 31, 2012, there is no translation adjustment reflected in these financial statements.

(e)   Earnings (Loss) Per Share

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive). There were no common equivalent shares outstanding at March 31, 2012 that have been included in the diluted loss per share calculation as the effects would have been anti-dilutive.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(f)   Financial Instruments

Financial assets and financial liabilities are recognized in the statement of financial position when the Company has become party to the contractual provisions of the instruments.

The Company’s financial instruments consist of cash, accounts payable and accrued liabilities, loan from shareholder and loan payable.  The fair values of these financial instruments approximate their carrying values. Initial and subsequent measurement and recognition of changes in the value of financial instruments depend on their initial classification:

The three levels of the fair value hierarchy are:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;

●	Level 2 – Observable Inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly; and

●	Level 3 - Inputs that are not based on observable market data.

(g)   Comprehensive income or loss

The Company reports comprehensive income or loss in its consolidated financial statements. In addition to items included in net income or loss, comprehensive income or loss will include items charged or credited directly to stockholders’ equity, such as foreign currency translation adjustments and unrealized gains or losses on available for sale marketable securities.

(h)  Property and Equipment

Property and Equipment are measured at cost less accumulated depreciation and accumulated impairment losses.  Costs include expenditures that are directly attributable to the acquisition of the asset.

Gains and losses on disposal of an item of property and equipment are determined by comparing the proceeds from disposal with the carrying amount of property, plant and equipment, and are recognized net within other income in statement of operations.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(h)  Property and Equipment   (cont’d)

The estimated useful lives for the current and comparative periods are as follows:

● Computer hardware	3 years
●Furniture and equipment	3 years

Depreciation methods, useful lives and residual values are reviewed at each financial year-end and adjusted if appropriate.

(i)  Impairment of Long-Lived Assets

Long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(j)    Use of Estimates and Critical Judgements

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from such estimates. Significant estimates include accruals.

(k)   Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, which requires certain additional disclosure requirements about financial instruments and derivatives instruments that are subject to netting arrangements. The new disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those periods. The adoption of this update will not have an impact on the financial statements of the Company.

In July 2012, the FASB issued ASU 2012-02, "Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment," (ASU 2012-02). ASU 2012-02 amends the guidance in ASC 350-302 on testing indefinite-lived intangible assets, other than goodwill, for impairment by allowing an entity to perform a qualitative impairment assessment before proceeding to the two-step impairment test. If the entity determines, on the basis of qualitative factors, that the fair value of the indefinite-lived intangible asset is not more likely than not (i.e., a likelihood of more than 50 percent) impaired, the entity would not need to calculate the fair value of the asset. In addition, the ASU does not amend the requirement to test these assets for impairment between annual tests if there is a change in events or circumstances; however, it does revise the examples of events and circumstances that an entity should consider in interim periods. ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption being permitted. The Company is currently evaluating the effect that the provisions of ASU 2011-02 will have on the consolidated financial statements of the Company.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(k)   Recent Accounting Pronouncements (cont’d):

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (ASU 2011-05), which eliminates the option to present components of other comprehensive income (OCI) as part of the statement of changes in stockholders’ equity. The amendments in this standard require that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard does not change the current option for presenting components of OCI gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which OCI is presented or disclosed in the notes to the financial statements. Additionally, the standard does not affect the calculation or reporting of earnings per share. Subsequently, in December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income (ASU 2011-12), which indefinitely defers the requirement in ASU 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and are to be applied retrospectively. The Company is currently evaluating the impact of the pending adoption of ASU 2011-05 and ASU 2011-12 on its financial statements.

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04). ASU 2011-04 amended ASC 820, Fair Value Measurements and Disclosures, to converge the fair value measurement guidance in U.S. GAAP and International Financial Reporting Standards (IFRSs). ASU 2011-04 changes the wording used to describe many requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Disclosure requirements have been expanded to include additional information about transfers between level 1 and level 2 of the fair value hierarchy and level 3 measurements regarding the sensitivity of fair value to changes in unobservable inputs and any interrelationships between those inputs Additionally, ASU 2011-04 clarifies the FASB’s intent about the application of existing fair value measurements including: (a) the application of the highest and best use valuation premise concepts; (b) measuring the fair value of an instrument classified in a reporting entity's stockholders' equity; and (c) quantitative information required for fair value measurements categorized within level 3. The amendments are to be applied prospectively and are effective for annual periods beginning after December 15, 2011. The Company is currently evaluating the effect that the provisions of ASU 2011-04 will have on the disclosures within the financial statements of the Company.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

3.	PROPERTY & EQUIPMENT

	March 31, 2012
		Accumulated
	Cost	Amortization	Net
Furniture and equipment	$610	$102	$508
Computer hardware	600	100	500

	$1,210	$202	$1,008

Amortization for the period ending March 31, 2012 amounted to $202.

4.	COMMITMENTS AND CONTINGENCIES

(a)   Exclusive Distribution Agreement

The Company entered into an exclusive distribution agreement in North America with a European manufacturer of electronic cigarettes (“Single Snoke”).  This agreement consists of minimum annual purchase commitments by the Company for 1,200,000 units of Single Snoke.  This minimum purchase quantity is to be made during the period ended March 31, 2013.  Every year thereafter, a minimum increase of 10% will occur on the minimum purchase quantities.  Additionally, there are minimum purchase quantities to be set for Premium Sets and Packs of 4 Caps for which a formal commitment will be agreed upon after March 1, 2013, during the 2nd period of the contract.  The agreement is for a 5 year period beginning March 1, 2012 and expiring on February 28, 2017 with automatic 5 year renewals indefinitely unless the agreement is terminated for cause.

In the event that the Company is in default of its minimum purchase commitments, the distributor may, at its discretion, terminate the agreement for cause without any financial penalty to the company.

(b)   Operating Lease

The future minimum payment under an operating lease for the use of a vehicle amounts to approximately $6,990 per annum.  The lease expires on November 30, 2013.  Minimum annual lease payments are as follows:

2012	$4,302
2013	2,688
$6,990

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

5.	LOAN PAYABLE

Loan payable to an arm’s length third party consists of the following:

Promissory note which bears interest at a fixed rate of 1%	$20,000
accrued monthly, secured by the assets of the Company.
The promissory note is payable on demand.

Interest accrued	8
$20,008

6.	SHARE CAPITAL

Authorized
An unlimited number of Common shares
Issued	Number of shares*	Amount

Common Shares issued during the period	25,000,000	100

Balance, March 31, 2012	25,000,000	$100

 *  Reflects the August 24, 2012 twenty five thousand-for-one stock split (refer to note13(i))

7.	RELATED PARTY TRANSACTIONS

Transactions with related parties are incurred in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to between the related parties. Related party transactions and balances have been listed below, unless they have been disclosed elsewhere in the consolidated financial statements.

During the period ended March 31, 2012, the Company accrued interest of $799 on the shareholder’s loan.  Also see note 8.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

8.	LOAN FROM SHAREHOLDER

The loan from the shareholder is unsecured, bears interest at 6% per annum and is due on August 31, 2012.	$56,819
Interest accrued	799

$57,618

9.	INCOME TAXES

(i)    Income Tax Expense

The Company does not have any current income tax expense. The following table reconciles the expected income tax recovery at the statutory income tax rate of 26.25% to the amount recognized in the statement of operations:

Net loss for the period	$(87,478)

Expected income tax recovery at statutory income tax rates	(22,963)
Meals and entertainment	1,053
Amortization	53
Tax benefit of non-capital losses not recognized	21,857

Income tax expense	$-

(ii)   Deferred Tax Assets

The temporary differences that give rise to the future income tax asset or future income tax liability at the substantively enacted tax rate of 25% are as follows:

Non-capital loss carry-forwards	$83,265

Deferred tax assets	$20,816
Less: Valuation allowance	$(20,816)
-

Valuation allowance has been recognized in respect of these items because it is not probable that future taxable profit will be available against which the Company can utilize the benefit.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

9.	INCOME TAXES-Cont’d

(iii)  Tax Losses

As at March 31, 2012, the Company had non-capital losses of approximately $83,265 which are available to reduce future taxable income. These losses expire in 2032 to the extent unutilized. The future benefit of these losses has not been recognized in these financial statements.

10.	CAPITAL MANAGEMENT

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to maintain its daily operations. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain the future development of the business.

As at March 31, 2012, the Company had capital resources consisting of liabilities and shareholder’s equity covered by working capital and liquidity. The Company manages the capital structure and makes adjustments to it in the light of changes in economic conditions and the risk characteristics of the underlying assets. The current cash in hand is not enough to meet the Company’s ongoing obligations. As such the Company is dependent on external and internal financing to fund its activities.

The Company is not subject to any externally imposed capital requirements and does not presently utilize any quantitative measures to monitor its capital.

11.	FINANCIAL INSTRUMENT AND RISK FACTORS

(i)    Credit Risk

It is management’s opinion that the Company is not exposed to significant credit risk as financial assets consist of cash placed with major stable financial institutions with investment grade ratings.

(ii)   Liquidity Risk

Liquidity risk is the risk that a Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company is exposed to this risk mainly in respect of its loan payable and accounts payable and accrued liabilities.

(iii)  Foreign Currency Risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The company purchases 100% of its inventory in a foreign currency, however no

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

11.	FINANCIAL INSTRUMENT AND RISK FACTORS-Cont’d

inventory exists on the balance sheet as at March 31, 2012.  The Company does not use derivative financial instruments to reduce its exposure to this risk.

(iv)   Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk on its fixed interest rate financial instruments.  These fixed-rate instruments subject the Company to a fair value risk.

(v)   Fair Value of Financial Instruments

The carrying values of cash, accounts payable and accrued liabilities and loans payable approximates their fair values due to the short term maturity of these financial instruments.

Cash in reflected on the Balance Sheet at fair value and is classified as Level 1 hierarchy because measurements are determined using quoted prices in active markets for identical assets.

Fair value measurements of accounts payable and accrued liabilities, and loans payable are classified under Level 3 hierarchy because inputs are generally unobservable and reflect management’s estimates of assumptions that market participants would use in pricing the liabilities.

12.	SEGMENTED INFORMATION

The Company operates in only one business segment, namely the pursuit of distribution of Snoke electronic cigarettes and accessories in North America. All of the Company's assets are located in Canada.

13.	SUBSEQUENT EVENTS

(i)    Stock split

On August 24, 2012 the directors of the Company approved the twenty five thousand-for-one stock split of the Company’s common shares.

SNOKE DISTRIBUTION CANADA LTD.
Notes of Consolidated Financial Statements
For the period from November 29, 2011(Date of Incorporation) to March 31, 2012
 (Amounts expressed in Canadian Dollars)

13.	SUBSEQUENT EVENTS-Cont’d

(ii)  Deposit on Inventory

On April 18, 2012, the Company made a payment in the amount of $162,239 as a 50% deposit on inventory with its European manufacturer.  The remaining 50% of the inventory purchase is to be made upon the receipt of the inventory, which has not been received.

(iii)   Rental Lease for Snoke Distribution US LLC

Effective April 23, 2012, the Company entered into an operating lease agreement for rental premises in Hollywood, Florida, USA.  The terms of this agreement are to be for a period of 2 years beginning May 1, 2012 and ending April 30, 2014 with payments made monthly and annual rent in year 1 of $37,800 and year 2 of $38,924 plus Florida sales tax of 7%.  The Company has the option to extend the lease for 3 consecutive years at 3% annual increase in rental amounts.

 (iv) Private placement

On August 27, 2012 the Company raised $10,000 through a private placement for 400,000 common shares at $0.025 per share.

Subsequent to September 30, 2012 the Company received an additional subscription for $70,000 and closed the private placement for the total consideration of $131,000, which includes subscription for $61,000 received during the period ended September 30, 2012, for which the Company issued 4,366,667 common shares

(v)  Reverse merger

On June 25, 2012 the Company signed a letter of intent with Gilla Inc (“Gilla”) (An SEC registered shell public Company) whereby Gilla is to acquire all the issued and outstanding common shares of the Company in exchange for common shares of Gilla. On November 21, 2012, the Company closed its merger with Gilla   whereby all the 29,766,667 common shares issued and outstanding of the Company were acquired by Gilla in exchange for 29,766,667 common shares of Gilla.